UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2021

Belpointe PREP, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-40911	84-4412083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Glenville Road Greenwich, Connecticut	06831
(Address or principal executive offices)	(Zip Code)

(203) 883-1944

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on which registered
Class A units	OZ	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

Pursuant to the terms of an Agreement to Accept Interests in Satisfaction of Obligations, (the “Agreement to Accept Interests”) by and among Belpointe PREP, LLC (“we,” “us,” “our” or the “Company”), BPOZ 1991 Main QOZB, LLC (“BPOZ 1991 Main QOZB”), an indirect majority owned subsidiary of the Company, and Belpointe Investment Holding, LLC (“BI Holding”), an affiliate of our Chief Executive Officer, Brandon Lacoff (“Lacoff”), and sponsor, Belpointe, LLC, BPOZ 1991 Main QOZB acquired a 99.99% interest (the “Interest”) in BPOZ 1991 Main, LLC (“BPOZ 1991 Main”), the principal asset of which is a real property located at 1991 Main Street, Sarasota, Florida (“1991 Main”).

BI Holding had originally acquired the Interest from Belpointe REIT, Inc. (“Belpointe REIT”), and, in connection therewith, Belpointe REIT lent BI Holding $24,773,000 pursuant to the terms of a secured promissory note bearing interest at a rate of 5% per annum calculated on the basis of a 365/366-day year and the actual number of days elapsed and due and payable on September 14, 2022 (the “Secured Note”). BI Holding used the proceeds of the Secured Note to acquire the Interest.

As previously disclosed, pursuant to the terms of an Agreement and Plan of Merger, dated April 21, 2021, by and among and Belpointe REIT, the Company and BREIT Merger, LLC (“BREIT Merger”), a wholly owned subsidiary of the Company, Belpointe REIT converted from a Maryland corporation into a Maryland limited liability company named BREIT, LLC (“BREIT”), and, effective October 14, 2021, BREIT merged with and into BREIT Merger, with BREIT Merger surviving (the “Merger”). Upon consummation of the Merger, we acquired the Secured Note as successor in interest to Belpointe REIT and BREIT.

On November 30, 2021, BI Holding made a payment to the Company in the amount of $262,946.29 representing the interest accrued under the terms of the Secured Note through November 30, 2021.

On December 10, 2021, following approval of the conflicts committee of our board of directors, we acquired the Interest from BI Holding in satisfaction of its remaining obligations under the terms of Secured Note.

1991 Main, a 5.3-acre site located at the intersection of Main Street and Links Avenue in downtown Sarasota, Florida, will be redeveloped into a 418-apartment home community consisting of one-, two- and three-bedroom apartments and a limited number of four-bedroom townhome-style penthouse apartments, with approximately 60,000 square feet of retail space located on the first level. We anticipate that 1991 will consist of two high-rise buildings with 7-stories in the front and 10-stories in the rear. We anticipate that amenities at each building will include a clubroom, fitness room, center courtyard with heated, saltwater pool, grills and seating and roof top amenities including a community room and a private dining area for private events as well as outdoor grills and seating. Adjacent to the roof top amenities at each building, will be three guest units available to guests or families of residents for a fee. Each building will have its own leasing office located at the entry lobby. Approximately 715 parking spaces will serve the 2 buildings including 590 from an existing parking garage and 125 new spaces at the ground level. Retail space is anticipated to include a 23,000 square foot grocer, 12,000 square foot food hall and several smaller spaces for cafes and restaurants.

1991 Main was originally acquired by Belpointe REIT for a purchase price of approximately $20,701,000, inclusive of transaction costs and deferred financing fees. A portion of the acquisition costs were funded from a secured loan from First Florida Integrity Bank (the “Acquisition Loan”), the current outstanding principal balance of which is $10,800,000. The Acquisition Loan is payable in consecutive monthly payments of interest only, with the outstanding principal balance plus any accrued and unpaid interest due and payable on May 6, 2022. The Acquisition Loan bears interest at a fixed rate of 4.75% per annum and is guaranteed by Lacoff.

The foregoing description of the Agreement to Accept Interests does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement to Accept Interests, which is filed as Exhibit 2.2 hereto and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by words such as “anticipate,” “approximately,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “seek,” “should,” “will” and “would” or the negative version of these words or other comparable words or statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will result or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements.

There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements contained in this Form 8-K, including, among others, the risks set forth under the heading “Risk Factors” in our prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 1, 2021, as the same may be amended or supplemented from time to time, a copy of which may be accessed here, as well as from time to time in our other filings with the SEC.

We caution you that the risks, uncertainties and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. There may be other factors that cause our actual results to differ materially from any forward-looking statements. In addition, we cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. In light of the significant uncertainties inherent in these forward-looking statements, the inclusion of this information should not be regarded as a representation by us or any other person that our plans, strategies and objectives, which we consider to be reasonable, will be achieved. All forward-looking statements in this Form 8-K apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this Form 8-K and in other filings we make with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Item 9.01 Exhibits

Exhibit Number	Description
2.2	Agreement to Accept Interests in Satisfaction of Obligations, dated December 10, 2021, by and among Belpointe PREP, LLC, BPOZ 1991 Main QOZB, LLC and Belpointe Investment Holding, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2021

BELPOINTE PREP, LLC

By:	/s/ Brandon E. Lacoff
Brandon E. Lacoff
Chairman of the Board and Chief Executive Officer